UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21324

ACP Funds Trust

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

 (Name and address of agent for service)

registrant's telephone number, including area code:   (610) 688-4180

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Funds Trust

ACP Advantage Strategic Opportunities Fund

ACP Institutional Series Strategic Opportunities Fund

Financial Statements as of and for the Year Ended December 31, 2012
and Report of Independent Registered Public Accounting Firm

ACP Funds Trust

2012 Review

Strategy Objective

The ACP Advantage Series Strategic Opportunities Fund (the “ACP Advantage Series”) and the ACP Institutional Series Strategic Opportunities Fund (the “ACP Institutional Series,” and together with the ACP Advantage Series, the “Funds”) are series of ACP Funds Trust (the “Trust”).  The Funds seek capital appreciation through their respective investments in the ACP Strategic Opportunities Fund II, LLC (the “Master Fund”).  The Master Fund’s investments are focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Funds seek to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review

During fourth quarter 2012, the ACP Advantage Series decreased in value by -0.77% net of fees and the ACP Institutional Series decreased in value by -0.39% net of fees. This compares to a loss in the S&P 500 of 0.38% and a gain in the Russell 2000 of 1.85%.  For the full year 2012, the ACP Advantage Series was up 0.70% net of all fees and the ACP Institutional Series was up 1.93% net of all fees compared to advances in the S&P 500 of 16.00% and  16.35% in the Russell 2000. Since its July 2003 inception, the cumulative return of the ACP Advantage Series is up 28.00% net of all fees compared to the S&P 500 Index return of 77.7% and the Russell 2000 return of 144.0% during the same period. Since its inception in October 2003, the ACP Institutional Series has a positive cumulative return of 37.80% net of all fees compared to the S&P 500 Index return of 73.10% and the Russell 2000 return of 96.6% during the same perio.

During this quarter, eight of the Master Fund’s nineteen underlying managers were profitable with returns ranging from         -7.56% to +6.06%. The Master Fund’s overall net market exposure ranged between +25% to +30% while overall gross exposure was approximately 120%. We continue to position the portfolio to have low statistical correlation to the overall equity markets.

For the full year the ACP Strategic Opportunities Fund II, LLC gained 2.13% with seventeen of the twenty-six hedge fund managers the Fund was invested with during the year posting positive results. The individual underlying hedge fund manager returns ranged from -17.82% to +41.86% during the year. Attribution from these funds to the Master Fund’s overall portfolio ranged from -0.36% to +0.93% for all of 2012. Roughly 62% of the Master Fund’s investment funds were relatively flat on the year, each contributing just +/- 0.20% to the fund’s yearly return.

The turnover of underlying managers in the ACP Master Fund this year was relatively high. The Fund started the year with nineteen managers, hired six new managers and redeemed from nine---leaving sixteen managers remaining as of January 1, 2013. Manager redemptions were a result of a number of factors but style-drift and poor performance tended to be the major reasons. Underlying managers are held to a high standard and they must be able to generate higher returns with less risk than one might expect to receive from other traditional equity strategies. Ascendant continues to focus on hedge fund managers who are smaller, more flexible and look to generate alpha from both their long and short security selections. Each position should have a positive asymmetric risk/return profile which should be consistently monitored.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

The environment for the long/short equity strategy improved over the terrible conditions of 2011 but not by much. Stock prices continue to be driven primarily by Federal Reserve stimulus programs causing correlations to run higher than normal. A recent piece in the Wall Street Journal stated that although operating earnings for the S&P 500 companies had increased by only 1.3% through the third quarter (latest data available) the S&P index was up 16% during this same period. Moreover, 88% of this 1.3% earnings growth came from just 10 of the 500 companies in the index. Clearly, something other than earnings is driving stock prices. This creates a more difficult environment for any manager whose strategy is based on individual company research.

No investment strategy works all the time but it is crucial that capital is preserved, during the difficult times, so that the power of compound interest can work for you when things begin to improve. This has been the case with our strategy and we believe that the macro-driven market of the last few years is coming to an end. The Federal Reserve’s stimulus programs have reached the limits of their effectiveness and profit margins are at peak levels.  If stocks are to move it will likely be because of industry-specific secular trends and individual company fundamentals, rather than macroeconomic factors. Our managers continue to remain diligently focused on their bottoms-up research as they believe that is the best way to deliver consistent risk-adjusted returns over time.

Commentary

“Active or Passive?”

On January 4th the Wall Street Journal ran a front page article entitled “Investors Sour on Pro Stock Pickers”. The article detailed the outflow of assets from actively managed U.S. stock equity funds and the inflow into lower fee exchange traded funds (ETF’s). Through November 2012, $119.3 billion was pulled from actively managed equity funds and $30.4 billion was poured into U.S. stock ETF’s. When combined with fixed-income vehicles, the total flows into ETF’s were $154 billion during this time period.

Given that we spend our time trying to find and evaluate talented stock pickers, this article was of some interest to us, for a number of reasons. The first of which is that we are not surprised by this trend because investors have been getting smarter regarding fees for some time. They are aware that market exposure (beta) is now a commodity and can be attained very cheaply. We wrote about this in February of 2010 in a paper entitled “Quality”. We stated that traditional equity managers must be able to generate higher returns with less risk (alpha) than ETFs in order to justify their fees. Interestingly, the higher fee, hedge fund industry also hit a new high in assets under management last year indicating that investors are willing to pay higher fees for higher risk-adjusted returns. As our paper discussed, the fee discussion is changing from “what are the fees?” to “what am I getting for the fees I pay?” These investors are viewing the more hedged, risk-aware strategies as alpha-generating compliments to their ETF investments, not as replacements. Additionally, many investors are looking for lower volatility alternatives to their fixed-income allocations as the decline in rates seems to have come to an end.

The second reason this article got our attention was its placement on the front page of the paper. I am old enough to remember Time magazine’s “Death of Equities” cover in 1982 as well as predictions of the end of value investing in 2000, both of which marked important bottoms. The consensus is rarely correct so headlines like this make us more confident than ever in the effectiveness of our strategy.

Although our strategy is hedged and seeks to have low volatility and low correlation to the equity markets, it is very reliant on “active” management. Our managers are judged, not only by their ability to find stocks that go up, but by finding those that go down as well. The money that our clients invest is fully invested in the equity markets in both long and short positions. Returns are based on our manager’s stock selection abilities and risk controls, not always on the direction of the overall equity markets. For investors looking for active management, this is about as active as it gets.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

In April we will begin our 12th year managing this Fund. We are excited about our future and are confident that we can continue to identify talented managers who can deliver high risk-adjusted performance to our investors.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance mentioned for the ACP Institutional Series Strategic Opportunities Fund and the ACP Advantage Series Strategic Opportunities Fund is net of all expenses charged to shareholders.  Performance numbers for the indices mentioned do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Funds Trust is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices mentioned herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
ACP Funds Trust

We have audited the accompanying statements of assets and liabilities of ACP Funds Trust (“the Trust”) comprising the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the ACP Funds Trust as of December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Trust’s financial statements, the Trust invests in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”). As discussed in Note 2 to the Master Fund’s financial statements, the Master Fund’s financial statements include investments in Underlying Funds, valued at $66,420,151 (90.1% of members’ capital) as of December 31, 2012, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers of the Underlying Funds.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

February 28, 2013

ACP Funds Trust

Statements of Assets and Liabilities
December 31, 2012

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair value	$6,866,400	$57,562,723
(cost, $6,173,497 and $56,788,431, respectively)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	984,467	1,771,420
Other assets	269	2,023

Total assets	7,851,136	59,336,166
Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	2,033	3,288
Withdrawals payable	984,467	1,771,420
Other accrued expenses	7,000	20,000
Professional fees	3,786	26,214
Accounting and administration fees	1,200	1,200
Distribution and shareholder service fees	19,609	-

Total liabilities	1,018,095	1,822,122
Net assets	$6,833,041	$57,514,044

Components of Net Assets:
Paid-in Capital	$7,337,966	$58,882,542
Accumulated net investment loss	(1,867,351)	(3,804,734)
Accumulated net realized gain on investments	612,760	3,331,363
Net unrealized appreciation (depreciation) on investments	749,666	(895,127)

Net Assets	$6,833,041	$57,514,044

Shares issued and outstanding (100,000,000 shares authorized per Fund, Par Value $10.00)	581,840	4,403,110

Net asset value, offering and redemption price per share	$11.74	$13.06

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Operations
Year Ended December 31, 2012

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$40	$276
Expenses	(142,377)	(982,356)
Total net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(142,337)	(982,080)

Fund expenses:
Distribution and shareholder servicing fees	88,195	-
Accounting and administration fees	14,400	14,400
Other expenses	13,461	36,503
Professional fees	3,786	26,214
Total fund expenses	119,842	77,117
Net investment loss	(262,179)	(1,059,197)

Realized and unrealized gains on investments allocated from ACP Strategic
Opportunities Fund II, LLC:
Net realized gains from investments	90,972	699,905
Net change in unrealized appreciation on investments	250,950	1,458,342
Net realized and unrealized gains on investments allocated from
ACP Strategic Opportunities Fund II, LLC	341,922	2,158,247

Net increase in net assets resulting from operations	$79,743	$1,099,050

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011

	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund

Net assets at December 31, 2010	$5,758,067	$40,213,652

Operating activities
Net investment loss	$(246,306)	$(904,998)
Net realized gains from investments	170,980	1,039,331
Net change in unrealized depreciation on investments	(568,549)	(3,358,866)
Net decrease in net assets resulting from operations	(643,875)	(3,224,533)

Distributions to shareholders
Realized gains	(212,506)	(665,917)
Total distributions to shareholders	(212,506)	(665,917)

Capital share transactions
Shares issued	4,586,000	21,179,933
Distribution reinvestment	212,506	665,917
Shares redeemed	(774,491)	(4,224,876)
Increase in net assets from capital share transactions	4,024,015	17,620,974

Total increase in net assets	3,167,634	13,730,524

Net assets at December 31, 2011	$8,925,701	$53,944,176

Accumulated net investment loss	$(1,605,172)	$(2,745,537)

Operating activities
Net investment loss	$(262,179)	$(1,059,197)
Net realized gains from investments	90,972	699,905
Net change in unrealized appreciation on investments	250,950	1,458,342
Net increase in net assets resulting from operations	79,743	1,099,050

Capital share transactions
Shares issued	650,000	13,180,000
Shares redeemed	(2,822,403)	(10,709,182)
Increase / (decrease) in net assets from capital share transactions	(2,172,403)	2,470,818

Total increase / (decrease) in net assets	(2,092,660)	3,569,868

Net assets at December 31, 2012	$6,833,041	$57,514,044

Accumulated net investment loss	$(1,867,351)	$(3,804,734)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Cash Flows
Year Ended December 31, 2012

Cash flows from operating activities:	ACP Advantage Strategic Opportunities Fund	ACP Institutional Series Strategic Opportunities Fund
Net increase in net assets resulting from operations	$79,743	$1,099,050
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(652,734)	(13,180,000)
Proceeds from withdrawals of interest in ACP Strategic Opportunities
Fund II, LLC	2,948,121	10,785,143
Total investment gains allocated from ACP Strategic Opportunities
Fund II, LLC	(199,585)	(1,176,167)
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	(914,573)	(906,958)
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	200,000	1,885,000
Due from ACP Strategic Opportunities Fund II, LLC	2,735	—
Other assets	(59)	(742)
Due to ACP Strategic Opportunities Fund II, LLC	2,033	(3,127)
Other accrued expenses	(8,000)	(10,000)
Professional fees	1,759	13,825
Accounting and administration fees	1,200	1,200
Distribution and shareholder service fees	(2,810)	—
Net cash provided by / (used in) operating activities	1,457,830	(1,492,776)
Cash flows from financing activities:
Proceeds from shares issued (net of contributions received in advance)	450,000	11,295,000
Redemptions paid (net of change in withdrawals payable)	(1,907,830)	(9,802,224)

Net cash (used in) / provided by financing activities	(1,457,830)	1,492,776

Net change in cash and cash equivalents	—	—
Cash and cash equivalents at beginning of year	—	—
Cash and cash equivalents at end of year	$—	$—

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Advantage Strategic Opportunities Fund

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$11.66	$12.77	$12.65	$11.58	$13.78

Investment Operations
Net investment loss (a) (b)	(0.35)	(0.38)	(0.44)	(0.41)	(0.51)
Net realized and unrealized gains (loss) on
investment transactions	0.43	(0.45)	0.56	1.48	(1.03)
Total from investment operations	0.08	(0.83)	0.12	1.07	(1.54)

Distributions to Shareholders
Net investment income	—	—	—	—	(0.44)
Realized gains	—	(0.28)	—	—	(0.22)
Total distributions to shareholders	—	(0.28)	—	—	(0.66)

NET ASSET VALUE, End of Year	$11.74	$11.66	$12.77	$12.65	$11.58

RATIOS / SUPPLEMENTAL DATA

TOTAL RETURN	0.69%	(6.50)%	0.95%	9.24%	(11.16)%

Ratios to Average Net Assets: (b)
Net investment loss	(2.97)%	(2.98)%	(3.52)%	(3.50)%	(3.91)%
Expenses	2.97%	2.98%	3.52%	3.51%	4.01%

Net Assets End of Year	$6,833,041	$8,925,701	$5,758,067	$4,933,742	$7,287,874

(a) Calculated using average shares outstanding during the period.
(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Financial Highlights

	ACP Institutional Series Strategic Opportunities Fund

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$12.81	$13.70	$13.41	$12.13	$13.95

Investment Operations
Net investment loss (a) (b)	(0.23)	(0.24)	(0.31)	(0.28)	(0.36)
Net realized and unrealized gains (loss) on
investment transactions	0.48	(0.49)	0.60	1.56	(1.05)
Total from investment operations	0.25	(0.73)	0.29	1.28	(1.41)

Distributions to Shareholders
Net investment income	—	—	—	—	(0.29)
Realized gains	—	(0.16)	—	—	(0.12)
Total distributions to shareholders	—	(0.16)	—	—	(0.41)

NET ASSET VALUE, End of Year	$13.06	$12.81	$13.70	$13.41	$12.13

RATIOS / SUPPLEMENTAL DATA

TOTAL RETURN	1.95%	(5.33)%	2.16%	10.58%	(10.08)%

Ratios to Average Net Assets: (b)
Net investment loss	(1.74)%	(1.79)%	(2.21)%	(2.12)%	(2.68)%
Expenses	1.74%	1.79%	2.21%	2.13%	2.76%

Net Assets End of Year	$57,514,044	$53,944,176	$40,213,652	$18,880,902	$14,058,731

(a) Calculated using average shares outstanding during the period.
(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Notes to Financial Statements

1.           Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with two active series. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a “Fund” and together the “Funds”). Each Fund has only one class of beneficial interest that may be issued in an unlimited number of shares.

Interests held by the Funds in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) represent pro-rata interests in such Master Fund, except that each Fund bears different expenses that reflect the difference in the range of services provided to them.

The Funds issue shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Funds. Shares of the Funds have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility with respect to the business affairs of the Funds. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees consists of the same persons as the board of directors of the Master Fund.

The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the United States equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements. The percentages of the Master Fund owned by ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund at December 31, 2012 were approximately 9% and 78%, respectively.

ACP Funds Trust

Notes to Financial Statements

2.           Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Master Fund

Valuation of each Fund’s interest in the Master Fund is based on the investments in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

Net Asset Valuation

The net asset value of each Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of each Fund minus all liabilities (including accrued expenses) for each Fund. The net asset value per share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

Allocation from Master Fund

Each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund on a monthly basis as it is received from the Master Fund.

ACP Funds Trust

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to one of the Funds are charged to that Fund. Common expenses of the Trust are allocated among the Funds on the basis of relative net assets.  In addition, each Fund also bears its proportionate share of the expenses of the Master Fund. Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

Dividends and Distributions

The Funds pay distributions of any net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.  For the year ended December 31, 2012, the Funds did not declare any distributions of net income or net realized capital gains.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.           Transactions with Affiliates

Certain officers of the Trust are also officers of the Investment Manager. Such officers are paid no fees by the Trust for serving as officers and/or trustees of the Trust or the Funds. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 1.00% of the Fund’s total net assets as of the beginning of each month. The ACP Institutional Series Strategic Opportunities Fund does not have any distribution or shareholder services fees.

ACP Funds Trust

Notes to Financial Statements

4.           Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the years that the differences arise.  There were no such adjustments in 2012.  For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

The Investment Manager is required to determine whether a tax position of the Trust is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Trust recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Trust’s evaluation, the Trust has determined the major tax jurisdictions where the Trust is organized and where the Trust makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Trust’s open tax years.   However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements.  The Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the year ended December 31, 2012.

The Funds file U.S. federal tax returns.  No income tax returns are currently under examination.  The Funds’ U.S. federal tax returns remain open for examination for the years ended December 31, 2009 through December 31, 2012.

5.           Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Funds. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The Funds pay a monthly flat-fee to Pinnacle for these services. UMB Bank serves as the Funds’ custodian.

ACP Funds Trust

Notes to Financial Statements

6.           Risk Factors

An investment in either of the Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be greater than one year. No guarantee or representation is made that the investment objective will be met.

7.           Redemptions and Repurchase of Shares

Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require either Fund to redeem those shares or a portion thereof. With very limited exceptions, shares of the Funds are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Funds.  The Board of Trustees may, from time to time and in their sole discretion, cause any or each of the Funds to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established     by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.  In 2012 the Board of Trustees approved to repurchase shares each quarter.

ACP Funds Trust

Notes to Financial Statements

8.           Capital Stock Transactions

Transactions in shares were as follows:

	ACP Advantage Strategic
	Opportunities Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011

Number of shares issued	55,436	358,765
Number of shares redeemed	(239,376)	(61,838)
Number of shares reinvested	—	18,116
Net increase / (decrease) in shares outstanding	(183,940)	315,043
Shares outstanding, beginning	765,780	450,737

Shares outstanding, end	581,840	765,780

On December 31, 2012, six shareholders of the ACP Advantage Strategic Opportunities Fund   held approximately 51% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

	ACP Institutional Series Strategic
	Opportunities Fund
	Year Ended	Year Ended
	December 31, 2012	December 31, 2011

Number of shares issued	1,011,905	1,542,764
Number of shares redeemed	(821,094)	(317,090)
Number of shares reinvested	—	51,742
Net increase in shares outstanding	190,811	1,277,416
Shares outstanding, beginning	4,212,299	2,934,883

Shares outstanding, end	4,403,110	4,212,299

On December 31, 2012, two shareholders of the ACP Institutional Series Opportunities Fund   held approximately 18% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

9.           Guarantees

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP Funds Trust

Notes to Financial Statements

10.           Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no material events, except as set forth below, which would require disclosure in the Trust’s financial statements.

For the period from January 1, 2013 through February 28, 2013, shareholders of ACP Institutional Series Strategic Opportunities Fund contributed $100,000 to the Fund, none of which was received prior to December 31, 2012.

ACP Funds Trust

Board of Trustees (unaudited)

The business of the Trust is managed under the direction of the Board of Trustees. The identity of the members of the Board of Trustees (each, a “Trustee”) and brief biographical information for each Trustee for the past five (5) years is set forth below.

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
John Connors Age: 70 506 Bay Drive, Vero Beach, FL 32963	Trustee	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 74 11 Twin Creek Lane, Berwyn, PA 19312	Trustee	Term: Indefinite Length: 2004 – present	Merion Wealth Partners, LLC CIO & Strategist, (2010-present) Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-2010); President, Andres Capital Management (2007-2008)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 58 123 Lancaster Ave., Wayne, PA 19087	Trustee	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from    the Trust for providing certain insurance brokerage services. The Independent Trustees have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Trustee.

ACP Funds Trust

Board of Trustees (unaudited)

Interested Director(s)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
Mr. Gary E. Shugrue (2) Age: 58 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	Trustee and Investment Manager	Term: Indefinite Length: 2007- present (Trustee) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present);	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	Dundee Wealth Funds; and Quaker Investment Trust (8 series); and Project H.O.M.E. (investment committee member)

(2)   Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board of Trustees has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise.  Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries.  Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years.  All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act.  The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

ACP Funds Trust

Board of Trustees (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton.  The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board of Trustees, if any. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board of Trustees acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Funds, and other members of the Board of Trustees and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Trustee with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee  reviews and evaluate each candidate’s  background, experience and other qualifications as well as the overall composition of the Board of Trustees, and recommends to the Board for its approval the slate of Trustees to be nominated for election at any annual or special meeting of the Fund’s shareholders at which Trustees are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Trustees.

ACP Funds Trust

Fund Management (unaudited)

Set forth below is the name, age, position with the Trust, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 58	Trustee and Investment Manager	Term: Indefinite Length: 2007-present (Trustee) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 42	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

ACP Funds Trust

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds’ records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Funds’ Form N-Qs are also available from the Funds, without charge, upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Discussion Concerning Approvals of Investment Management Agreements

At joint Board meeting of the Master Fund and ACP Funds Trust held on December 17, 2012, the Boards, including a majority of the disinterested members, approved the continuation of the Investment Management Agreements for the Master Fund and ACP Funds Trust, on behalf of its ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund, with the Investment Manager for another one-year period.

The Board discussed the nature and quality of the services provided by ACP including performance information.  The Board reviewed the performance of the Funds against relevant indexes, as well as against many comparable funds with respect to SOF II. During the twelve-month period ended September 30, 2012, SOF II’s performance was within the range of performance of comparable funds, ranking in the bottom quintile of comparable funds. Further, SOF II’s performance during the twelve-month period ended October 31, 2012 trailed that of the Barclay Fund of Funds Index and the HFRX Equity Hedge Index. During this same twelve-month period, ACP Advantage Strategic Opportunities Fund’s and the ACP Institutional Series Strategic Opportunities Fund’s performance also trailed that of the Barclay Fund of Funds Index and the HFRX Equity Hedge Index. The Board noted no personnel changes for ACP, and no changes in ACP’s ownership structure. The investment advisory services to be provided to the Funds have not changed, although ACP was identifying and replacing some underperforming managers during 2012. The Board commented that there were no material compliance matters for the Funds or ACP during 2012.

The Board next addressed ACP’s compensation and profitability.  Mr. Shugrue explained that an analysis of competing products indicated that ACP’s management fees were in the middle of the peer group, although only one competing fund had a higher management fee.  Also, ACP was only charging a 1.00% management fee rather than the 1.50% charged in the event performance triggers were met.  The Board noted that ACP’s Profit and Loss Statement shows a small net profit for 2012. The Board discussed the revenue sharing arrangements with various intermediaries.

ACP Funds Trust

Other Information (unaudited)

The Board also analyzed any “fall-out” benefits or economies of scale.  Ms. Davis reminded the Board that ACP conducted no activities other than Fund management and did not have any other “fall-out” benefits.  Mr. Shugrue explained that at such low asset levels, the Funds were far from achieving economies of scale, which could only be achieved at asset levels of approximately $500 million.

The Boards did not consider any one factor to be controlling in their decision to approve the continuation of the Investment Management Agreements. The Board concluded that Fund shareholder were likely to continue to benefit from the Investment Manager’s advisory services, under all of the circumstances.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements as of and for
the Year Ended December 31, 2012
and Report of Independent Registered
Public Accounting Firm

2012 Review

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the fourth quarter of 2012, the ACP Strategic Opportunities Fund II, LLC lost 0.34% net of fees. This compares to a loss in the S&P 500 of 0.38% and a gain in the Russell 2000 of 1.85%. For the full year the Master Fund gained 2.13% compared to advances in the S&P 500 of 16.00% and a gain of 16.35% in the Russell 2000.  Since inception April 2002, the ACP Strategic Opportunities Fund II’s cumulative return has been 45.60% compared to respective gains in the S&P 500 and Russell 2000 of 54.30% and 93.30%.

During this quarter, eight of the Master Fund’s nineteen underlying managers were profitable with returns ranging from         -7.56% to +6.06%.  The Master Fund’s overall net market exposure ranged between +25% to +30% while overall gross exposure was approximately 120%. Ascendant continues to position the portfolio to have low statistical correlation to the overall equity markets.

For the full year the ACP Strategic Opportunities Fund II, LLC gained 2.13% with seventeen of the twenty-six hedge fund managers the Fund was invested with during the year posting positive results. The individual underlying hedge fund manager returns ranged from -17.82% to +41.86% during the year.  Attribution from these funds to the Master Fund’s overall portfolio ranged from -0.36% to +0.93% for all of 2012. Roughly 62% of the Master Fund’s investment funds were relatively flat on the year, each contributing just +/- 0.20% to the fund’s yearly return.

The turnover of underlying managers in the Master Fund this year was relatively high. The Master   Fund started the year with nineteen managers, hired six new managers and redeemed from nine---leaving sixteen managers remaining as of January 1, 2013. Underlying manager redemptions were a result of a number of factors but style-drift and poor performance tended to be the major reasons. Underlying managers are held to a high standard and they must be able to generate higher returns with less risk than one might expect to receive from other traditional equity strategies. Ascendant continues to focus on hedge fund managers who are smaller, more flexible and look to generate alpha from both their long and short security selections. Each position should have a positive asymmetric risk/return profile which should be consistently monitored.

The environment for the long/short equity strategy improved over the terrible conditions of 2011 but not by much. Stock prices continue to be driven primarily by Federal Reserve stimulus programs causing correlations to run higher than normal. A recent piece in the Wall Street Journal stated that although operating earnings for the S&P 500 companies had increased by only 1.3% through the third quarter (latest data available) the S&P index was up 16% during this same period. Moreover, 88% of this 1.3% earnings growth came from just 10 of the 500 companies in the index. Clearly, something other than earnings is driving stock prices. This creates a more difficult environment for any investment manager whose strategy is based on individual company research.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

No investment strategy works all the time but it is crucial that capital is preserved, during the difficult times, so that the power of compound interest can work for you when things begin to improve. This has been the case with our strategy and we believe that the macro-driven market of the last few years is coming to an end. The Federal Reserve’s stimulus programs have reached the limits of their effectiveness and profit margins are at peak levels.  If stocks are to move it will likely be because of industry-specific secular trends and individual company fundamentals, rather than macroeconomic factors. Our managers continue to remain diligently focused on their bottoms-up research as they believe that is the best way to deliver consistent risk-adjusted returns over time.

Commentary

“Active or Passive?”

On January 4th the Wall Street Journal ran a front page article entitled “Investors Sour on Pro Stock Pickers”. The article detailed the outflow of assets from actively managed U.S. stock equity funds and the inflow into lower fee exchange traded funds (ETF’s). Through November 2012, $119.3 billion was pulled from actively managed equity funds and $30.4 billion was poured into U.S. stock ETF’s. When combined with fixed-income vehicles, the total flows into ETF’s were $154 billion during this time period.

Given that we spend our time trying to find and evaluate talented stock pickers, this article was of some interest to us, for a number of reasons. The first of which is that we are not surprised by this trend because investors have been getting smarter regarding fees for some time. They are aware that market exposure (beta) is now a commodity and can be attained very cheaply. We wrote about this in February of 2010 in a paper entitled “Quality”. We stated that traditional equity managers must be able to generate higher returns with less risk (alpha) than ETFs in order to justify their fees. Interestingly, the higher fee, hedge fund industry also hit a new high in assets under management last year indicating that investors are willing to pay higher fees for higher risk-adjusted returns. As our paper discussed, the fee discussion is changing from “what are the fees?” to “what am I getting for the fees I pay?” These investors are viewing the more hedged, risk-aware strategies as alpha-generating compliments to their ETF investments, not as replacements. Additionally, many investors are looking for lower volatility alternatives to their fixed-income allocations as the decline in rates seems to have come to an end.

The second reason this article got our attention was its placement on the front page of the paper. I am old enough to remember Time magazine’s “Death of Equities” cover in 1982 as well as predictions of the end of value investing in 2000, both of which marked important bottoms. The consensus is rarely correct so headlines like this make us more confident than ever in the effectiveness of our strategy.

Although our strategy is hedged and seeks to have low volatility and low correlation to the equity markets, it is very reliant on “active” management. Our managers are judged, not only by their ability to find stocks that go up, but by finding those that go down as well. The money that our clients invest is fully invested in the equity markets in both long and short positions. Returns are based on our manager’s stock selection abilities and risk controls, not always on the direction of the overall equity markets. For investors looking for active management, this is about as active as it gets.

In April 2013 we will begin our 12th year managing this Fund. We are excited about our future and are confident that we can continue to identify talented managers who can deliver high risk-adjusted performance to our investors.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders.  Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Strategy is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $2 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

As of and for the year ended December 31, 2012

Table of contents
Page
Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Members' Capital	3

Statement of Operations	4

Statements of Changes in Members' Capital	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	8-20

Board of Directors (unaudited)	21-23

Fund Management (unaudited)	24

Other Information (unaudited)	25-26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the "Master Fund"), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Master Fund’s custodian and Underlying Funds’ investment managers or administrators. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $66,420,151 (90.1% of members’ capital) as of December 31, 2012, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers of the Underlying Funds.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

February 28, 2013

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2012

	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $5,000,000)	7.0%	$5,150,237

Event Driven
Cooper Creek Partners LLC (cost $2,500,000)	3.5%	2,597,966

Financial Services
Consector Partners, LP (cost $3,000,000)	4.7%	3,435,405

Global Growth
Concourse Capital Partners, L.P. (cost $4,500,000)	6.6%	4,864,618

Healthcare
CCI Healthcare Partners, L.P. (cost $4,000,000)	6.0%	4,443,543

Latin America
Tree Capital Equity Fund I, LP (cost $4,000,000)	5.4%	4,004,347

Mid-Cap
Nokomis Capital Partners, L.P. (cost $4,500,000)	6.1%	4,521,126

Real Estate
Keypoint Real Estate Opportunity Hedge Fund, LP (cost $2,000,000)	2.9%	2,150,338

Small Cap Growth
Akahi Fund II, L.P. (cost $6,028,843)	8.2%	6,074,601
Bluefin Investors, L.P. (cost $4,000,000)	6.8%	4,989,988
Columbus Capital QP Partners, L.P. (cost $3,000,000)	4.2%	3,053,625
Tessera QP Fund, L.P. (cost $4,000,000)	6.8%	5,027,963
	26.0%	19,146,177

Technology
CCI Technology Partners, L.P. (cost $5,000,000)	7.7%	5,653,206
Espalier Global Partners LP (cost $4,000,000)	5.5%	4,058,922
Light Street Halogen, L.P. (cost $1,000,000)	1.3%	950,795
Shannon River Partners II LP (cost $5,000,000)	7.4%	5,443,471
	21.9%	16,106,394

Total Underlying Funds - Long/Short Equity (cost $61,528,843)	90.1%	66,420,151

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $604,505)	0.8%	604,505

Total Short-Term Investments (cost $604,505)	0.8%	604,505

Total Investments (cost $62,133,348)*	90.9%	$67,024,656

Other Assets and Liabilities	9.1%	6,721,509

Members' Capital	100.0%	$73,746,165

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2012 was $61,528,843 and $66,420,151 respectively.
* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.
** - The rate shown is the annualized 7-day yield as of December 31, 2012.
Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$5,188,656
Gross Unrealized Depreciation	(49,205)
Net Unrealized Appreciation	$5,139,451

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2012

	Assets:
	Investments in underlying funds, at fair value	$66,420,151
	(cost, $61,528,843)
	Investments in short-term investments	604,505
	(cost, $604,505)
	Receivables:
	Redemption from underlying funds	11,411,760
	Due from affiliates	5,321
	Dividends	5
Other assets	Dividends	25,438

	Total assets	78,467,180
	Liabilities:
	Withdrawals payable	4,595,670
	Accrued expenses:
	Professional fees	89,725
	Accounting and administration fees	14,788
	Custody fees	1,513
	Other accrued expenses	19,319

	Total liabilities	4,721,015
	Members' capital	$73,746,165

	Members' capital
	Represented by:
	Capital contributions (net)	$67,335,091
	Accumulated net investment loss	(6,561,105)
	Accumulated net realized gain on investments	8,080,871
	Net unrealized appreciation on investments	4,891,308

	Members' capital	$73,746,165

	Units Outstanding (100,000,000 units authorized)	5,060,285

	Net Asset Value per Unit (offering and redemption price per unit)	$14.57

	The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2012

Investment Income
Dividends	$368

Total investment income	368
Expenses
Investment management fees	815,098
Accounting and administration fees	127,265
Board of Directors' and officer's fees	120,000
Professional fees	105,423
Research fees	90,661
Insurance expense	19,800
Custody fees	11,340
Other expenses	21,250

Total expenses	1,310,837
Net investment loss	(1,310,469)
Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	921,727
Net increase in unrealized appreciation on investments in underlying funds	2,002,833

Net realized and unrealized gains from investments	2,924,560
Net increase in members's capital resulting from operations	$1,614,091

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Members' capital - beginning of year	$74,875,754	$59,108,767
Capital contributions	14,417,870	26,609,705
Capital withdrawals	(17,161,550)	(6,465,701)
Net investment loss	(1,310,469)	(1,189,938)
Net realized gains from investments in underlying funds	921,727	1,465,867
Net increase in unrealized appreciation (depreciation) on investments in underlying funds	2,002,833	(4,652,946)

Members' capital - end of year	$73,746,165	$74,875,754

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2012

Cash flows from operating activities:
Net increase in members's capital resulting from operations	$1,614,091
Adjustments to reconcile net increase in members's capital resulting from operations to net cash provided by operating activities:
Net realized gains from investments in underlying funds	(921,727)
Net increase in unrealized appreciation on investments in underlying funds	(2,002,833)
Cost of investments in underlying funds purchased	(27,028,843)
Proceeds from redemptions of investments in underlying funds	34,611,727
Net sale of Short-term investments	4,813,313
Redemption from underlying funds	(10,671,349)
Due from affiliates	(1,640)
Dividends	35
Investments funded in advance	2,000,000
Other assets	(4,149)
Due to prime broker	(1,030,984)
Professional fees	22,266
Accounting and administration fees	9,788
Custody fees	(75)
Other accrued expenses	(3,055)

Net cash provided by operating activities	1,406,565
Cash flows from financing activities:
Capital contributions received (net of change in contributions received in advance)	12,332,870
Capital withdrawals paid (net of change in withdrawals payable)	(13,739,435)

Net cash used in financing activities	(1,406,565)

Net change in cash	—

Cash at beginning of year	—

Cash at end of year	$—

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning of Year	$14.27	$15.06	$14.71	$13.27	$14.68

INVESTMENT OPERATIONS
Net investment loss (a)	(0.23)	(0.25)	(0.31)	(0.27)	(0.31)
Net realized and unrealized gain (loss)
from investments in Underlying Funds	0.53	(0.54)	0.66	1.71	(1.10)
Total from investment operations	0.30	(0.79)	0.35	1.44	(1.41)

NET ASSET VALUE, End of Year	$14.57	$14.27	$15.06	$14.71	$13.27

TOTAL RETURN	2.10%	(5.25)%	2.38%	10.85%	(9.60)%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$73,746	$74,876	$59,109	$37,113	$35,622

Ratios to Average Net Assets:
Net investment loss	(1.61)%	(1.67)%	(2.04)%	(1.94)%	(2.19)%
Expenses	1.61%	1.67%	2.04%	1.95%	2.29%

PORTFOLIO TURNOVER RATE	36%	25%	16%	16%	19%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.   Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.  The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due to a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of December 31, 2012, Underlying Funds, valued at $66,420,151, represented approximately 90.1% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is carried at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments.
•
Level 2 –  Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Master Fund will consider the liquidity provisions of the Underlying Fund’s when determining the appropriate level. Any portion of an investment that is subject to an early redemption fee will be considered as Level 2 as the early redemption fee is not materially prohibitive and the Master Fund still has the ability to redeem in the near term. Any portion of an investment subject to lock up provisions with no ability to pay an early redemption fee will be considered Level 3 as the Master Fund would not have the ability to redeem in the near term. Near team is considered to be a period of 90 days or less. If the lock up period for any portion of an investment expires within 90 days of year end, that portion of an investment will be considered as Level 2.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$604,505
Level 2 – Other Significant Observable Inputs	66,420,151
Level 3 – Significant Unobservable Inputs	—

Total	$67,024,656

For the year ended December 31, 2012, there were no transfers between Level 1 and 2.

It is the policy of the Master Fund that transfers of investments in and or out of Level 3 are measured using fair values determined as of the end of the lock up period.

Transfers of investments in and or out of Level 3 were generally the result of a change in the fund’s ability to redeem its interest within the near term.

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following table presents additional information about Level 3 assets measured at fair value.  Any investment that is subject to a lock up period with no ability to pay an early redemption fee is classified as Level 3 if there is no ability to redeem in the near term.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2012 were as follows:

								Change in
								Unrealized
								Gains (Losses)
	Beginning	Realized &					Ending	for Investments
	Balance	Unrealized			Transfers	Transfers	Balance	still held at
	January 1,	Gains	Gross	Gross	into	out of	December 31,	December 31,
	2012	(Losses) (a)	Purchases	Sales	Level 3	Level 3	2012	2012
Assets

Investments in
underlying funds,
at fair value	$2,878,865	$(251,562)	$1,000,000	$(1,357,434)	$—	$(2,269,869)	$-	$—

(a)
Realized and unrealized gains and losses are all included in net realized gains from investments in underlying funds and net increase in unrealized appreciation on investments in underlying funds in the Statement of Operations.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years.  However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.   No other income tax liability or expense has been recorded in the accompanying financial statements.  The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the year ended December 31, 2012.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2009 through December 31, 2012.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At December 31, 2012, the Master Fund did not hold any cash in this account.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The annual Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum.  For the year ended December 31, 2012, the Master Fund expensed Investment  Manager  fees  totaling  $815,098  as  disclosed  on  the  Statement  of Operations, of which no amount was payable to the Investment Manager at December 31, 2012. Each member of the Board, who is not an interested person of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $90,000 for services rendered in 2012, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5.  Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund.  In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount.  UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

6. Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2012, amounted to $27,028,843. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2012, amounted to $34,611,727. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2012. As a result book cost approximates tax cost.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund II, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. The Underlying Fund invests and trades principally in publically-traded equities. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund’s investment in Akahi Fund II, L.P. is no longer subject to lock up provisions.

Bluefin Investors, L.P. seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund allows for quarterly redemptions with 35 days notice. The Underlying Fund may charge a 3% early redemption fee for withdrawals made in the first year. The Master Fund’s investment in Bluefin Investors, L.P. is no longer subject to the early redemption fee.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments.  The Underlying Fund will charge a 2% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s additional investment of $1,000,000 made on April 1, 2012 is subject to the redemption fee through March 31, 2013.

CCI Technology Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  This Underlying Fund invests in publicly traded common stocks and other equity related securities of companies engaged in the information technology sector (e.g., communications, computers, consumer electronics, internet, semiconductor and software). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial and additional investments. The Underlying Fund will charge a 2% redemption fee for withdrawals made in the first year on initial and additional investments.  The Master Fund’s investment in CCI Technology Partners, L.P. is no longer subject to the redemption fee.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This underlying fund allows for quarterly redemptions upon forty-five calendar days’ prior written notice after one year has elapsed since initial and additional investments. The Underlying Fund may charge a 4% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Charter Bridge Capital Partners, LLC is no longer subject to the redemption fee.

Columbus Capital QP Partners, L.P. seeks to generate capital appreciation with limited sensitivity to market fluctuations. The Partnership focuses primarily on U.S.-based small-capitalization companies. Investment decisions are based on fundamental research, including discussions with companies’ senior management and management of competitors, construction of earnings models, contact with brokerage analysts and review of other information as necessary. The Partnership takes long and short positions with the net exposure generally ranging from 20% to 40% long and may, but not frequently, be net short. This Underlying Fund allows for quarterly redemptions upon 60 days prior notice, after one year has elapsed since initial and additional investments. The Underlying Fund will charge a 3% redemption fee for withdrawals made in the first year on initial and additional investments.  The Master Fund’s $1,000,000 initial investment made on April 1, 2012 is subject to the redemption fee until March 31, 2013. The Master Fund’s additional investment of $1,000,000 made on July 1, 2012 is subject to the redemption fee through June 30, 2013. The Master Fund’s additional investment of $1,000,000 made on August 1, 2012 is subject to the redemption fee through July 31, 2013.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. The Underlying Fund may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s investment in Concourse Capital Partners, L.P. is no longer subject to the redemption fee.

Consector Partners, LP seek superior absolute returns through long-term capital appreciation by acquiring publicly traded equity securities in companies well above or well below their intrinsic net worth, preferring to invest in solid companies with discounted values in the financial services sector. The Investment Manager intends to use a bottom-up, fundamentally-driven, absolute value approach and concentrate its positions when appropriate to accomplish this objective. This Underlying Fund allows for quarterly redemptions with 60 calendar days’ prior written notice. The Underlying Fund may charge a 5% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s initial $1,000,000 investment made on May 1, 2012 is subject to the redemption fee until April 30, 2013. The Master Fund’s additional investment of $1,000,000 made on August 1, 2012 is subject to the redemption fee through July 31, 2013. The Master Fund’s additional investment of $1,000,000 made on September 1, 2012 is subject to the redemption fee through August 31, 2013.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment. The Underlying Fund charges a 4% redemption fee for withdrawals made in the first year on initial investments. There is no redemption fee on withdrawals made in the first year. The Master Fund’s investment in Cooper Creek Partners LLC is no longer subject to the redemption fee.

Espalier Global Partners LP seeks to achieve superior absolute and risk-adjusted returns from investments primarily in equity securities of global technology, media and telecommunications companies (“TMT”). This Underlying Fund allows for quarterly redemptions with 30 calendar days’ prior written notice. The Underlying Fund may charge a 2% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s additional $1,000,000 investment made on June 1, 2012 is subject to the redemption fee until May 30, 2013. The Master Fund’s additional $1,000,000 investment made on July 1, 2012 is subject to the redemption fee until June 30, 2013. The Master Fund’s additional $1,000,000 investment made on August 1, 2012 is subject to the redemption fee until July 31, 2013.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal.  It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Keypoint Real Estate Opportunity Hedge Fund, LP a Delaware limited partnership, seeks capital appreciation through investments in real estate related equity securities. The Fund will utilize a range of investment strategies, including investing in real estate related equity securities, both long and short, as well as a broad array of other securities in both private and public markets.  The Underlying Fund permits quarterly liquidity and may charge a 2% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s initial $1,000,000 investment made on July 1, 2012 is subject to the redemption fee until June 30, 2013. The Master Fund’s additional $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

Light Street Halogen, L.P.  Fund invests in and trades Securities consisting principally, but not solely, of equity and equity-related Securities, bonds and bank loans that are traded in U.S. and non-U.S. markets.  The General Partner looks at individual companies in a variety of industries, including technology, eCommerce/retail, Internet media, traditional media, alternative energy and telecom. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s initial $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

Nokomis Capital Partners, L.P. seeks to achieve capital appreciation through investments in securities. Nokomis Capital Partners, L.P. is a long/short equity fund utilizing an outsized focus on fundamental, bottom-up research on individual (primarily U.S. based) companies. This research process includes extensive quantitative research inextricably linked with extensive qualitative research. The investment style of the Investment Manager is best described as “value” and “growth at a reasonable price.” This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. The  Underlying Fund may charge a 3.5% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s initial $1,500,000 investment made on May 1, 2012 is subject to the redemption fee until April 30, 2013. The Master Fund’s additional $1,000,000 investment made on August 1, 2012 is subject to the redemption fee until July 31, 2013. The Master Fund’s additional $1,000,000 investment made on September 1, 2012 is subject to the redemption fee until August 31, 2013. The Master Fund’s additional $1,000,000 investment made on October 1, 2012 is subject to the redemption fee until September 30, 2013.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Shannon River Partners II LP seeks to achieve capital appreciation through investments in securities. This Underlying Fund seeks to mitigate market exposure and manage risk primarily through value-oriented investing in companies and situations with a focus on technology, media and telecommunications. This Underlying Fund allows for quarterly redemptions with 60 days notice (or 30 days with a 3% fee) after one year has elapsed on initial investments. The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary.  There is no redemption fee on withdrawals made in the first year on additional investments. The Master Fund’s investment in Shannon River Partners II LP  is no longer subject to the redemption fee.

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner believes are their intrinsic values. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary.  There is no early redemption fee charged on withdrawals made in the first year on additional investments. The Master Fund’s investment in Tessera QP Fund, L.P. is no longer subject to a redemption fee.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the Investment Manager will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon sixty days prior written notice.  The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year on initial investments and additional investments. The Master Fund’s additional $1,000,000 investment made on March 1, 2012 is subject to the early redemption fee until February 28, 2013.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

9. Redemptions and Repurchase of Units and Distributions (continued)

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

10. Capital Stock Transactions

Transactions in Units are as follows:
	For the Year ended December 31, 2012	For the Year ended December 31, 2011
Number of Units issued	992,910	1,759,747
Number of Units redeemed	(1,179,438)	(437,510)
Net increase / (decrease) in Units outstanding	(186,528)	1,322,237
Units outstanding, beginning	5,246,813	3,924,576
Units outstanding, end	5,060,285	5,246,813

On December 31, 2012, two members held approximately 87% of the outstanding Units of the Master Fund. These two members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

12.  Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from January 1, 2013 through February 28, 2013, the Members contributed $100,000 to the Master Fund, none of which was received prior to December 31, 2012, and redeemed approximately $45,000.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The business of the Master Fund is managed under the direction of the Board of Directors. The identity of the members of the Master Fund’s Board of Directors (each, a “Director”) and brief biographical information for each Director for the past five (5) years is set forth below.

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
John Connors Age: 70 506 Bay Drive, Vero Beach, FL 32963	Director	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 74 Andres Capital Management 11 Twin Creek Lane, Berwyn, PA 19312	Director	Term: Indefinite Length: 2004 – present	Merion Wealth Partners, LLC CIO & Strategist, (2010-present) Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-2010); President, Andres Capital Management (2007-2008);	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 58 123 West Lancaster Ave., Wayne, PA 19087	Director	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from    the Master Fund for providing certain insurance brokerage services. The Independent Directors have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Director.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Mr. Gary E. Shugrue(2) Age: 58 150 N. Radnor Chester Road, Suite C-220, Radnor, Pa 19087	Director and Investment Manager	Term: Indefinite Length: 2007- present (Director) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present);	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	Dundee Wealth Funds; and Quaker Investment Trust (8 series); and Project H.O.M.E. (investment committee member)

(2)   Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information includes additional information about the Master Fund’s directors and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise.  Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries.  Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years.  All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act.  The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton.  The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Master Fund and other members of the Board and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluates each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Master Fund, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 58	Director and Investment Manager	Term: Indefinite Length: 2007-present (Director) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 42	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Discussion Concerning Approvals of Investment Management Agreements

At joint Board meeting of the Master Fund and ACP Funds Trust held on December 17, 2012, the Boards, including a majority of the disinterested members, approved the continuation of the Investment Management Agreements for the Master Fund and ACP Funds Trust, on behalf of its ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund, with the Investment Manager for another one-year period.

The Board discussed the nature and quality of the services provided by ACP including performance information.  The Board reviewed the performance of the Funds against relevant indexes, as well as against many comparable funds with respect to SOF II. During the twelve-month period ended September 30, 2012, SOF II’s performance was within the range of performance of comparable funds, ranking in the bottom quintile of comparable funds. Further, SOF II’s performance during the twelve-month period ended October 31, 2012 trailed that of the Barclay Fund of Funds Index and the HFRX Equity Hedge Index. During this same twelve-month period, ACP Advantage Strategic Opportunities Fund’s and the ACP Institutional Series Strategic Opportunities Fund’s performance also trailed that of the Barclay Fund of Funds Index and the HFRX Equity Hedge Index. The Board noted no personnel changes for ACP, and no changes in ACP’s ownership structure. The investment advisory services to be provided to the Funds have not changed, although ACP was identifying and replacing some underperforming managers during 2012. The Board commented that there were no material compliance matters for the Funds or ACP during 2012.

The Board next addressed ACP’s compensation and profitability.  Mr. Shugrue explained that an analysis of competing products indicated that ACP’s management fees were in the middle of the peer group, although only one competing fund had a higher management fee.  Also, ACP was only charging a 1.00% management fee rather than the 1.50% charged in the event performance triggers were met.  The Board noted that ACP’s Profit and Loss Statement shows a small net profit for 2012. The Board discussed the revenue sharing arrangements with various intermediaries.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

The Board also analyzed any “fall-out” benefits or economies of scale.  Ms. Davis reminded the Board that ACP conducted no activities other than Fund management and did not have any other “fall-out” benefits.  Mr. Shugrue explained that at such low asset levels, the Funds were far from achieving economies of scale, which could only be achieved at asset levels of approximately $500 million.

The Boards did not consider any one factor to be controlling in their decision to approve the continuation of the Investment Management Agreements. The Board concluded that Fund shareholder were likely to continue to benefit from the Investment Manager’s advisory services, under all of the circumstances.

ACP Funds Trust

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e) Not applicable

(f)(3)  The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request should be by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Trustees (the “Board”) of the registrant has determined that the Board's audit committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committee met some of the qualifications.  The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,500 for 2011 and $39,900 for 2012.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

(d) Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The portfolios of the registrant, ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund (each, a “Fund” and together, the “Funds”) invest substantially all of their assets in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), which has the same investment objective as the Funds. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”).  As of December 31, 2011, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	90.1%
Consumer	7.0%
Event Driven	3.5%
Financial Services	4.7%
Global Growth	6.6%
Healthcare	6.0%
Latin America	5.4%
Mid-Cap	6.1%
Real Estate	2.9%
Small Cap Growth	26.0%
Technology	21.9%
Money Market	0.8%
Other Assets and Liabilities	9.1%

All assets other than cash investments, which represent -9.1% of the Master Fund’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 90.1% of the registrant’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the Master Fund.  The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities of the Master Fund, and other assets in which the Master Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Master Fund, Ascendant Capital Partners, LP (“ACP”) and the Master Fund’s administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the Master Fund is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ASCENDANT CAPITAL PARTNERS, LP
ACP STRATEGIC OPPORTUNITIES FUND II, LLC
ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue
c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., C-220
Radnor, PA 19087
610-688-4180
Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Renewed: This 17th day of December, 2012

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)           Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of ACP, the investment manager to the registrant.  Mr. Shugrue serves as Portfolio Manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust.  He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty two years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Mr. Shugrue is also the Portfolio Manager for the Master Fund.  The Funds invest exclusively in the Master Fund.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Other Accounts	Total No. of Other Accounts Managed	Total Assets 12/31/12	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	1	$9.6	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Mr. Shugrue directs the Funds to invest in the Master Fund, for which he receives compensation.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2012, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of ACP.  However, Mr. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm.  As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8.  As assets under management grow, it is the intention of ACP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)      Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2012.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Gary Shugrue	$0

(b).     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 1, 2013

* Print the name and title of each signing officer under his or her signature.

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act